                              [FLAG INVESTORS LOGO]
                           EQUITY PARTNERS FUND, INC.
                      (Class A, Class B and Class C Shares)

                   Prospectus & Application -- October 1, 1999


--------------------------------------------------------------------------------

This mutual fund (the "Fund") seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice as to sales charges and fund expenses. (Refer to the section on sales charges and the attached Application.)



                                TABLE OF CONTENTS

                                                                            Page

Investment Summary.............................................................2

Fees and Expenses of the Fund..................................................4

Investment Program.............................................................5

The Fund's Net Asset Value.....................................................6

How to Buy Shares..............................................................7

How to Redeem Shares...........................................................8

Telephone Transactions.........................................................9

Sales Charges.................................................................10

How to Choose the Class That Is Right for You.................................14

Dividends and Taxes...........................................................15

Investment Advisor and Sub-Advisor............................................15

Financial Highlights..........................................................18

Application..................................................................A-1



Flag Investors Funds
P.O. Box 515
Baltimore, MD  21203



         The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a
                                criminal offense.

INVESTMENT SUMMARY

Objectives and Strategies


         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

         The Fund's investment advisor and sub-advisor (the "Advisors") use a "flexible value" approach in choosing securities. With this approach, they try to find securities that are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow or asset values. In evaluating a security's potential, they also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them flexibility in selecting portfolio companies, which include traditional value stocks as well as high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.


Risk Profile

         The Fund is best suited for investors who are willing to accept the risks and uncertainties of the stock markets in the hope of achieving above-average long-term capital appreciation.


         General Stock Risk. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

         Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

         You may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.


Fund Performance


         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                Class A Shares*

                          For years ended December 31,


30%        28.62%
                                                           25.3%
25%                                  24.49%

20%

15%

10%

 5%

 0%
            1996                      1997                   1998



* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1998 through June 30, 1999, the year-to-date return for Class A Shares was 15.50%.

   During the 3-year period shown in the bar chart, the highest return for a quarter was 29.97% (quarter ended 12/31/98) and the lowest return for a quarter was (0.65)% (quarter ended 6/30/98).

Average Annual Total Return (for periods ended December 31, 1998)


                                   Class A Shares(1)        Class B Shares(1)          S&P 500(2)
                              -------------------------- ----------------------  --------------------
Past One Year ...............       19.67%                    20.36%                   28.58%
Since Inception..............       22.58% (2/13/95)          22.87% (2/13/95)         30.36%(3)

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Standard & Poor's 500 Index is an unmanaged index that is a widely recognized benchmark of general equity market performance. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
(3)  For the period from 1/31/95 through 12/31/98.


    No performance information is provided for the Class C Shares because they had not been offered for a full year at December 31, 1998. However, performance of the Class C Shares is similar to that of the Fund's other classes and differs only to the extent that Class C Shares do not have the same expenses.

FEES AND EXPENSES OF THE FUND

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                            Class A        Class B        Class C
                                                                            Shares          Shares        Shares
                                                                         Initial Sales     Deferred   Deferred Sales
Shareholder Fees:                                                           Charge       Sales Charge     Charge
  (fees paid directly from your investment)                               Alternative    Alternative    Alternative
                                                                        --------------   ------------- --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)........................................    4.50%*           None          None
Maximum Deferred Sales Charge (Load) (as a percentage of original
    purchase price or redemption proceeds, whichever is lower)..........    1.00%*          4.00%**        1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............     None            None          None
Redemption Fee..........................................................     None            None          None
Exchange Fee............................................................     None            None          None

Annual Fund Operating Expenses:
  (expenses that are deducted from Fund assets)
Management Fees.........................................................     0.77%          0.77%          0.77%
Distribution and/or Service (12b-1) Fees................................     0.25%          0.75%          0.75%
Other Expenses (including a 0.25% shareholder servicing fee for
   Class B and Class C Shares) .........................................     0.11%****      0.36%****      0.36%****
                                                                            -----          -----          -----
Total Annual Fund Operating Expenses....................................     1.13%          1.88%          1.88%
                                                                            =====          =====          =====

 * You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
 ** Contingent deferred sales charges decline over time and reach zero after six years. At that time, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")
*** You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")
**** A portion of the shareholder servicing fee is allocated to your securities dealer and qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information about your investment.


Example:

    This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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
                                                          1 year          3 years          5 years          10 years
                                                          ------          -------          -------          --------
   Class A Shares...................................       $560             $793            $1,044           $1,763
   Class B Shares...................................       $591             $891            $1,216           $1,826
   Class C Shares...................................       $291             $591            $1,016           $2,215

You would pay the following expenses if you did not redeem your shares:

                                                          1 year          3 years          5 years          10 years
                                                          ------          -------          -------          --------
   Class A Shares...................................       $560             $793            $1,044           $1,763
   Class B Shares...................................       $191             $591            $1,016           $1,826
   Class C Shares...................................       $191             $591            $1,016           $2,215

        Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.



INVESTMENT PROGRAM

Investment Objective, Policies and
Risk Considerations

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.


         The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting equity investments for the Fund, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.

         An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. No one can predict how the markets will behave in the future. As with any investment approach, the Advisors' "flexible value" strategy will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market. There can be no guarantee that the Fund will achieve its goals.

         To reduce the Fund's risk, the Advisors may make temporary defensive investments in high quality, short-term money market instruments and U.S. Government obligations. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss outweighed the opportunity for gain.


Year 2000 Issues

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE


         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

         In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


         The following sections describe how to buy and redeem shares.



HOW TO BUY SHARES

         You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

        Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

         o If you are investing in an IRA account, your initial investment may be as low as $1,000.

         o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

         o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

         o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly


         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.


         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES

         You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.


3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information


         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

Purchase Price

         The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:


                                                          Class A
                                                        Sales Charge
                                                           as % of
                                              ------------------------------------
                                                 Offering          Net Amount             Class B             Class C
             Amount of Purchase                    Price            Invested           Sales Charge         Sales Charge
--------------------------------------------  ---------------  -------------------  ------------------- --------------------
Less than    $ 50,000 ......................       4.50%              4.71%                None                 None
$   50,000 - $ 99,999 ......................       3.50%              3.63%                None                 None
$  100,000 - $249,999 ......................       2.50%              2.56%                None                 None
$  250,000 - $499,999 ......................       2.00%              2.04%                None                 None
$  500,000 - $999,999 ......................       1.50%              1.52%                None                 None
$1,000,000 and over ........................       None               None                 None                 None
--------------------------------------------  ---------------  -------------------  ------------------- --------------------


        Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details.

        The sales charge you pay on a purchase of Class A Shares may be reduced under the circumstances listed below.

        Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

        Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.


        Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:


1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the prior 90 days.


2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).


3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell shares of the Fund.


4)      If you are buying shares in any of the following types of accounts:


        (i)   A qualified retirement plan;

        (ii)  A Flag Investors fund payroll savings plan program;


        (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange


        You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A, B or C Shares, as applicable, without payment of the sales charges described above or any other charge. If you exchange Class A shares from any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


        You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

        The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


       Sales Charge as a Percentage of the Dollar Amount Subject to Charge
 -------------------------------------------------------------------------------

                           Class A Sales      Class B Sales      Class C Sales
                          Charge (as % of    Charge (as % of    Charge (as % of
Years Since Purchase       Cost or Value)     Cost or Value)     Cost or Value)
----------------------- --------------------------------------------------------
First .................        1.00%*             4.00%              1.00%
Second ................        0.50%*             4.00%               None
Third .................         None              3.00%               None
Fourth ................         None              3.00%               None
Fifth .................         None              2.00%               None
Sixth .................         None              1.00%               None
Thereafter ............         None               None               None
----------------------- --------------------------------------------------------

---------------
* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1,000,000 or more.


         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.


         Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.


3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.


4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

         (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

         (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

         Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of six years, your shares convert to Class A Shares thus eliminating the higher expenses.

         If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of six years, the higher expenses continue for as long as you own your shares.

         In general, if you intend to invest more than $100,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $100,000 and expect to hold your shares for more than six years, your combined sales charges and expenses are lower with Class B Shares. If you intend to invest less than $100,000 and expect to hold your shares for less than six years, your combined sales charges and expenses are lower with Class C Shares.

         Your securities dealer is paid a fee when you buy your shares and an annual fee for as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, the annual fee begins one year after you purchase your shares. The total amount of these fees may differ depending upon which class of shares you buy.


Distribution Plans


         The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee of 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee of 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

Dividends and Distributions


         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of semi-annual dividends and to distribute taxable net capital gains on an annual basis.

Taxes

         The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.

         More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.



INVESTMENT ADVISOR AND SUB-ADVISOR


         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $10.2 billion of net assets as of August 31, 1999. ABIM is a registered investment advisor with approximately $10.7 billion under management as of August 31, 1999. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Deutsche Banc Alex. Brown Incorporated owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining 49% limited partnership interest.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


         As compensation for its services for the fiscal year ended May 31, 1999, ICC received from the Fund a fee equal to 0.77% of the Fund's average daily net assets. ICC compensates ABIM out of its advisory fee.

         Prior to June 4, 1999, the Advisor was an indirect subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as ICC's new parent company, controls its operations as investment advisor, the Fund's shareholders will be asked to approve a new investment advisory agreement between ICC and the Fund. Shareholders also will be asked to approve a new sub-advisory agreement among the Fund, ICC and ABIM. A Special Meeting of Shareholders will be held for this purpose. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

         On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

         As a result of the plea, absent an order from the SEC, ICC and ABIM would not be able to continue as Advisors. The SEC granted Bankers Trust a temporary order under Section 9(c) of the 1940 Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. On May 7, 1999, the SEC extended the temporary order under Section 9(c) of the 1940 Act until the SEC takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the SEC will grant a permanent order.


Portfolio Manager


         Lee S. Owen has been responsible for managing the Fund's assets since inception. Mr. Owen, who has 27 years of investment experience, joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.



                            Past Performance of ABIM
                           Annualized Rates of Return
                               Of Equity Accounts
                         For Periods Ended June 30, 1999
-------------------------------------------------------------------------------
                                                    ABIM
                                              Equity Accounts**    S&P 500***
-------------------------------------------------------------------------------
3 Years* ..................................         34.8%             29.1%
5 Years* ..................................         31.5%             27.9%
10 Years* .................................         23.0%             18.8%
-------------------------------------------------------------------------------
*    Annualized.
** The ABIM performance results described above are based on a composite of all institutional accounts not subject to tax that have investment objectives and policies similar to those of the Fund and that were advised by ABIM during the periods shown. As of June 30, 1999, such accounts totaled $4.3 billion. Performance results for taxable accounts are not included because the objectives and policies of such accounts differ from those of the Fund. Data from all accounts have been continuous from their inception to the present or to the cessation of the client relationship with ABIM. Since January 1, 1993 composites have been calculated in accordance with standards of the Association for Investment Management and Research ("AIMR") and have been weighted for the size of each account. Prior to January 1, 1993, accounts were equal weighted; that is, every account was given equal weight with every other account, regardless of size. Therefore, the performance of small accounts had a larger impact on the results than would have been the case if the results had been dollar weighted. In the period prior to January 1, 1993, there were from 17 to 33 accounts, ranging in size from $1 million to $104.6 million. The results for each period were reduced by the highest management fees (0.75%) charged to the composite accounts and assume the reinvestment of dividends. The composite accounts are not subject to the restrictions of the Investment Company Act or the Internal Revenue Code, which, if applicable, might have adversely affected the performance of such accounts.
***  Source: Capital Resource Advisors.


                          These results are unaudited.
                    Past results should not be interpreted as
                        indicative of future performance.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)
-------------------------------------------------------------------------------------------------------------------



                                                                            Class A Shares
                                                     --------------------------------------------------------------
                                                                                                             For the
                                                                                                             Period
                                                                                                         Feb. 13, 1995(1)
                                                                For the Years Ended May 31,                  through
                                                     -------------------------------------------------        May 31,
                                                       1999          1998          1997           1996         1995
                                                       ----         -----          -----          ----         ----
Per Share Operating Performance:
    Net asset value at beginning of period .......   $  21.29     $   16.93       $  13.09       $ 10.77      $ 10.00
                                                     --------     ---------       --------       -------      -------

Income from Investment Operations:
    Net investment income
        (expenses in excess of income)............      (0.01)         0.05           0.08          0.17         0.12
    Net realized and unrealized gain on
       investments................................       4.70          4.60           3.96          2.29         0.65
                                                     --------     ---------       --------       -------       -------
    Total from Investment Operations..............       4.69          4.65           4.04          2.46         0.77

Less Distributions:
    Net investment income and net realized
       short-term gains ...........................     (0.03)        (0.10)         (0.13)        (0.14)         --
    Net realized long-term gains...................     (0.27)        (0.19)         (0.07)          --           --
                                                     --------     ---------       --------       -------      -------
    Total distributions............................     (0.30)        (0.29)         (0.20)        (0.14)         --
                                                     --------     ---------       --------       -------      -------
    Net asset value at end of period ..............  $  25.68     $   21.29       $  16.93       $ 13.09      $ 10.77
                                                     ========     =========       ========       =======      =======

Total Return(2)....................................    22.31%        27.76%         31.17%        23.05%        7.70%

Ratios to Average Daily Net Assets:
    Expenses.......................................     1.20%         1.24%          1.35%(3)      1.35%(3)     1.35%(3,4)
    Net investment income
      (expenses in excess of income)...............   (0.02)%         0.29%          0.61%(5)      1.52%(5)     3.74%(4,5)

Supplemental Data:
    Net assets at end of period (000)..............  $283,950      $198,387       $113,030       $64,230      $38,612
    Portfolio turnover rate........................    21.21%         7.94%         17.60%         0.73%           --

---------------------------
(1)    Commencement of operations.
(2)    Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48%,1.77% and 3.76% (annualized) for the years ended May 31, 1997 and 1996 and the period ended May 31, 1995, respectively.
(4)    Annualized.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48%,1.10% and 1.33% (annualized) for the years ended May 31, 1997 and 1996 and the period ended May 31, 1995, respectively.


                                                                                Class B Shares                      Class C Shares
                                                  ---------------------------------------------------------------  ---------------
                                                                                                       For the          For the
                                                                                                       Period           Period
                                                                                                  Feb. 13, 1995(1)  Oct. 28, 1998(1)
                                                           For the Years Ended May 31,                 through          through
                                                  ----------------------------------------------       May 31,         May 31,
                                                     1999        1998       1997           1996          1995            1999
                                                  ---------    --------   --------      --------       --------         ------
Per Share Operating Performance:
       Net asset value at beginning of period...  $   21.10    $  16.84   $  13.03      $  10.75       $  10.00        $19.09
                                                  =========    ========   ========      ========       ========        ======
Income from Investment Operations:
       Net investment income (expenses in
         excess of income)......................      (0.14)      (0.06)     (0.04)         0.07           0.07         (0.03)
       Net realized and unrealized gain on
         investments............................       4.60        4.54       3.96          2.31           0.68          6.48
                                                  ---------    --------   --------      --------       --------        ------
       Total from Investment Operations.........       4.46        4.48       3.92          2.38           0.75          6.45

Less Distributions:
       Net investment income and net realized
         short-term gains ......................        --        (0.03)     (0.04)        (0.10)            --            --
       Net realized long-term gains.............      (0.27)      (0.19)     (0.07)           --             --         (0.27)
                                                  ---------    --------   --------      --------       --------        ------
       Total distributions                            (0.27)      (0.22)     (0.11)        (0.10)            --         (0.27)
                                                  ---------    --------   --------      --------       --------        ------
       Net asset value at end of period           $   25.29    $  21.10   $  16.84      $  13.03       $  10.75        $25.27
                                                  =========    ========   ========      ========       ========        ======

Total Return(2).................................     21.39%      26.81%     30.28%        22.17%          7.50%        34.06%

Ratios to Average Daily Net Assets:
       Expenses.................................      1.95%       1.98%      2.10%(3)      2.10%(3)       2.10%(3,4)    1.85%(4)
       Net investment income (expenses in
         excess of income.......................    (0.77)%     (0.47)%    (0.16)%(5)      0.71%(5)       1.97%(4,5)   (0.73)%(4)

Supplemental Data:
       Net assets at end of period (000)........  $  52,603     $37,046    $15,670      $  5,302         $2,159        $3,441
       Portfolio turnover rate..................     21.21%       7.94%     17.60%         0.73%            --         21.21%

(1)    Commencement of operations.
(2)    Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997 and 1996 and the period ended May 31, 1995, respectively.
(4)    Annualized.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been (0.28)%, 0.29%, and (0.15%) (annualized) for the years ended May 31, 1997 and 1996 and the period ended May 31, 1995, respectively.

                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "Flag Investors Equity Partners   For assistance in completing this Application please call:  1-800-553-8080,
Fund, Inc." and mail with this Application to:          Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).


  Flag Investors Funds                                  To open an IRA account, please call 1-800-767-3524 for an IRA information
  P.O.  Box 219663                                      kit.
  Kansas City, MO  64121-9663
  Attn:  Flag Investors Equity Partners Fund, Inc.

I wish to purchase the following class of shares of the Fund, in the amount indicated below.  (Please check the applicable box and indicate the amount of purchase.)


MINIMUM INITIAL INVESTMENT:             $2,000 ($500 FOR SHAREHOLDERS WITH AN EXISTING FLAG INVESTORS ACCOUNT.)


  |_|  Class A Shares (4.5% maximum initial sales charge) in the amount of $________________________

  |_|  Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $_______________________

  |_|  Class C Shares (1.0% maximum contingent deferred sales charge) in the amount of $_______________________


                                         Your Account Registration (Please Print)

Existing Account No., if any: ____________________

Individual or Joint Tenant                                                Gifts to Minors

___________________________________________________________               __________________________________________________________
First Name           Initial           Last Name                          Custodian's Name (only one allowed by law)

___________________________________________________________               __________________________________________________________
Social Security Number                                                    Minor's Name (only one)

___________________________________________________________               __________________________________________________________
Joint Tenant         Initial           Last Name                          Social Security Number of Minor      Minor's Date of Birth
                                                                                                                  (Mo./Day/Yr.)

                                                                          under the _____________________Uniform Gifts to Minors Act
                                                                                     (State of Residence)

Corporations, Trusts, Partnerships, etc.                                  Mailing Address

___________________________________________________________               __________________________________________________________
Name of Corporation, Trust or Partnership                                 Street

________________________ __________________________________               __________________________________________________________
Tax ID Number                        Date of Trust                        City                      State                 Zip

___________________________________________________________               (     )
Name of Trustees (if to be included in the Registration)                  __________________________________________________________
                                                                          Daytime Phone
___________________________________________________________
For the Benefit of


                                                        Letter of Intent (Optional)


|_| I intend to invest at least the amount indicated below in Class A Shares of Flag Investors Equity Partners Fund, Inc. I
understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

            |_|$50,000                 |_|$100,000      |_|$250,000       |_|$500,000      |_|$1,000,000


                                                     Right of Accumulation (Optional)

List the Account numbers of other Class A Shares of Flag Investors Funds that you or your immediate family already own that qualify for reduced sales charges.


       Fund Name              Account No.                        Owner's Name                       Relationship
       ---------              -----------                        ------------                       ------------
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________


                                                    Distribution Options

Please check appropriate boxes.  If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.
            Income Dividends                                                      Capital Gains
            |_|  Reinvested in additional shares                                  |_|  Reinvested in additional shares
            |_|  Paid in cash                                                     |_|  Paid in cash
Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.


                                             Automatic Investing Plan (Optional)

|_|  I authorize you as Agent for the Automatic Investing Plan to automatically invest $_________________ in Class A Shares or
$__________________ in  Class B Shares or $___________________ in Class C Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

                                                                                                 Please attach a voided check.

Minimum Initial Investment: $250 per class
Subsequent Investments (check one):  |_|  Monthly ($100 minimum per class)  |_|  Quarterly ($250 minimum per class)


____________________________________________________    ____________________________________________________________________________
Bank Name                                               Depositor's Signature                                      Date

____________________________________________________    ____________________________________________________________________________
Existing Flag Investors Fund Account No., if any        Depositor's Signature (if joint acct., both must sign)     Date


                                            Systematic Withdrawal Plan (Optional)


|_|  Beginning the month of _______________________, ____  (year) please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $________________________, from Class A Shares and/or $__________________
from Class B Shares and/or $___________________ from Class C Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)
       Frequency (check one): |_| Monthly      |_| Quarterly (January, April, July and October)


                                                   Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:
            No, I/We do not want:  |_|Telephone redemption privileges     |_|Telephone exchange privileges
Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:
       Bank:__________________________________                        Bank Account No.:_______________________________________
       Address:_______________________________                       Bank Account Name:_______________________________________
       _______________________________________


                                            Signature and Taxpayer Certification
------------------------------------------------------------------------------------------------------------------------------------

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

|_| U.S. Citizen/Taxpayer:
    |_|  I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    |_|  If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax
         ID Number or Social Security Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

|_|  Non-U.S. Citizen/Taxpayer:  Indicated country of residence for tax purposes:_______________________________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

------------------------------------------------------------------------------------------------------------------------------------

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.


------------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------
____________________________________________________________     __________________________________________________________________
Signature                                      Date              Signature (if joint acct., both must sign)           Date
-----------------------------------------------------------------------------------------------------------------------------------


       For Dealer Use Only

Dealer's Name: _____________________________________                 Dealer Code:____________________________________________
Branch Address:_____________________________________                 Branch Code:____________________________________________
               _____________________________________
Representative:_____________________________________              Rep. Phone No.:____________________________________________

                                                                             A-2




                                                  Investment Advisor
                                           INVESTMENT COMPANY CAPITAL CORP.
                                                   One South Street
                                              Baltimore, Maryland 21202


                          Sub-Advisor                                                 Distributor
               ALEX. BROWN INVESTMENT MANAGEMENT                                 ICC DISTRIBUTORS, INC.
                        One South Street                                          Two Portland Square
                   Baltimore, Maryland 21202                                     Portland, Maine 04101



                         Transfer Agent                                         Independent Accountants
                INVESTMENT COMPANY CAPITAL CORP.                               PRICEWATERHOUSECOOPERS LLP
                        One South Street                                         250 West Pratt Street
                   Baltimore, Maryland 21202                                   Baltimore, Maryland 21201
                         1-800-553-8080



                           Custodian                                                  Fund Counsel
                     BANKERS TRUST COMPANY                                    MORGAN, LEWIS & BOCKIUS LLP
                       130 Liberty Street                                          1701 Market Street
                    New York, New York 10006                                Philadelphia, Pennsylvania 19103




                             [Flag Investors Logo]
                              Flag Investors Funds
                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                 (800) 767-FLAG


You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http.//www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800)767-FLAG or your securities dealer or servicing agent.















                                       Investment Company Act File No. 811-8886
                                                                          EPPRS
                                                                          10/99

                              [FLAG INVESTORS LOGO]

                           EQUITY PARTNERS FUND, INC.
                             (Institutional Shares)

                   Prospectus & Application -- October 1, 1999

--------------------------------------------------------------------------------
This mutual fund (the "Fund") seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, certain qualified retirement plans or by investment advisory affiliates of Deutsche Bank AG ("Deutsche Bank") on behalf of their clients.


                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Investment Summary.............................................................2

Fees and Expenses of Institutional Shares......................................4

Investment Program.............................................................4

The Funds's Net Asset Value....................................................5

How to Buy Institutional Shares................................................6

How to Redeem Institutional Shares.............................................7

Telephone Transactions.........................................................8

Dividends and Taxes............................................................8

Investment Advisor and Sub-Advisor.............................................9

Financial Highlights..........................................................11

Application..................................................................A-1



Flag Investors Funds
P.O. Box 515
Baltimore, MD  21203





         The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Objectives and Strategies


         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

         The Fund's investment advisor and sub-advisor (the "Advisors") use a "flexible value" approach in choosing securities. With this approach, they try to find securities that are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow or asset values. In evaluating a security's potential, they also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them flexibility in selecting portfolio companies, which include traditional value stocks as well as high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.

Risk Profile

         The Fund is best suited for investors who are willing to accept the risks and uncertainties of the stock markets in the hope of achieving above-average long-term capital appreciation.

         General Stock Risk. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

         Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

         You may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                             Institutional Shares*
                          for years ended December 31,

                           1997................23.43%
                           1998................25.63%

--------------
* For the period from December 31,1998 through June 30, 1999, the year-to-date return for the Institutional Shares was 15.64%.

During the 2-year period shown in the bar chart, the highest return for a quarter was 30.03% (quarter ended 12/31/98) and the lowest return for a quarter was (0.56)% (quarter ended 6/30/98).

Average Annual Total Return (for periods ended December 31, 1998)


                                        Institutional Shares(1)    S&P 500(2)
                                        -----------------------    -----------
Past One Year ......................... 25.63%                     28.58%
Since Inception ....................... 25.03% (2/12/96)           27.64%(3)

---------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Standard & Poor's 500 Index is an unmanaged index that is a widely recognized benchmark of general equity market performance. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
(3) For the period from 1/31/96 through 12/31/98.

FEES AND EXPENSES OF INSTITUTIONAL SHARES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases..................................................      None
Maximum Deferred Sales Charge (Load)..............................................................      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.......................................      None
Redemption Fee....................................................................................      None
Exchange Fee......................................................................................      None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees...................................................................................      0.77%
Distribution and/or Service (12b-1) Fees..........................................................      None
Other Expenses....................................................................................      0.11%
                                                                                                        -----
Total Annual Fund Operating Expenses..............................................................      0.88%
                                                                                                        =====

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year      3 years      5 years      10 years
                                  ------      -------      -------      --------
Institutional Shares.......        $89          $277         $476        $1,030


INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

         The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting equity investments for the Fund, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.

         An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. No one can predict how the markets will behave in the future. As with any investment approach, the Advisors' "flexible value" strategy will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market. There can be no guarantee that the Fund will achieve its goals.

         To reduce the Fund's risk, the Advisors may make temporary defensive investments in high quality, short-term money market instruments and U.S. Government obligations. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to the Institutional Shares from their proportionate share of the Fund's assets and dividing the result by the outstanding Institutional Shares.

         In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Institutional Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Institutional Shares.


HOW TO BUY INSTITUTIONAL SHARES

         You may buy Institutional Shares if you are any of the following:

         o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

         o A defined contribution plan with assets of at least $75 million.

         o An investment advisory affiliate of Deutsche Bank purchasing shares for the accounts of your investment advisory clients.

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $500,000.

         The following are exceptions to this minimum:

                  o There is no minimum initial investment for investment
                    advisory affiliates of Deutsche Bank purchasing shares for the accounts of their investment advisory clients.

                  o There is no minimum initial investment for defined
                    contribution plans with assets of at least $75 million.

                  o The minimum initial investment for all other qualified
                    retirement plans is $1 million.

         There are no minimums for subsequent investments.

Purchases by Exchange

         You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


HOW TO REDEEM INSTITUTIONAL SHARES

         You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of semi-annual dividends and to distribute taxable net capital gains on an annual basis.

Taxes

         The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.

         More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR

         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $10.2 billion of net assets as of August 31, 1999. ABIM is a registered investment advisor with approximately $10.7 billion under management as of August 31, 1999. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Deutsche Banc Alex. Brown Incorporated owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining 49% limited partnership interest.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

         As compensation for its services for the fiscal year ended May 31, 1999, ICC received from the Fund a fee equal to 0.77% of the Fund's average daily net assets. ICC compensates ABIM out of its advisory fee.

         Prior to June 4, 1999, the Advisor was an indirect subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank, as ICC's new parent company, controls its operations as investment advisor, the Fund's shareholders will be asked to approve a new investment advisory agreement between ICC and the Fund. Shareholders also will be asked to approve a new sub-advisory agreement among the Fund, ICC and ABIM. A Special Meeting of Shareholders will be held for this purpose. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

         On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

         As a result of the plea, absent an order from the SEC, ICC and ABIM would not be able to continue as Advisors. The SEC granted Bankers Trust a temporary order under Section 9(c) of the 1940 Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. On May 7, 1999, the SEC extended the temporary order under Section 9(c) of the 1940 Act until the SEC takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the SEC will grant a permanent order.

Portfolio Manager

         Lee S. Owen has been responsible for managing the Fund's assets since inception. Mr. Owen, who has 27 years of investment experience, joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

                            Past Performance of ABIM
                           Annualized Rates of Return
                               Of Equity Accounts
                         For Periods Ended June 30, 1999
                  ---------------------------------------------

                                                  ABIM
                                           Equity Accounts**         S&P 500***
--------------------------------------------------------------------------------
3 Years* ..................................      34.8%                  29.1%
5 Years* ..................................      31.5%                  27.9%
10 Years* .................................      23.0%                  18.8%
--------------------------------------------------------------------------------
*    Annualized.
** The ABIM performance results described above are based on a composite of all institutional accounts not subject to tax that have investment objectives and policies similar to those of the Fund and that were advised by ABIM during the periods shown. As of June 30, 1999, such accounts totaled $4.3 billion. Performance results for taxable accounts are not included because the objectives and policies of such accounts differ from those of the Fund. Data from all accounts have been continuous from their inception to the present or to the cessation of the client relationship with ABIM. Since January 1, 1993 composites have been calculated in accordance with standards of the Association for Investment Management and Research ("AIMR") and have been weighted for the size of each account. Prior to January 1, 1993, accounts were equal weighted; that is, every account was given equal weight with every other account, regardless of size. Therefore, the performance of small accounts had a larger impact on the results than would have been the case if the results had been dollar weighted. In the period prior to January 1, 1993, there were from 17 to 33 accounts, ranging in size from $1 million to $104.6 million. The results for each period were reduced by the highest management fees (0.75%) charged to the composite accounts and assume the reinvestment of dividends. The composite accounts are not subject to the restrictions of the Investment Company Act or the Internal Revenue Code, which, if applicable, might have adversely affected the performance of such accounts.
***  Source: Capital Resource Advisors.

                          These results are unaudited.
                    Past results should not be interpreted as
                        indicative of future performance.


FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)


                                                                                    Institutional Shares

                                                                            For the Years            For the Period
                                                                                Ended                Feb. 12, 1996(1)
                                                                               May 31,                through May 31,
                                                                     ---------------------------     ----------------
                                                                     1999        1998       1997          1996
                                                                     ----        ----       ----          ----
Per Share Operating Performance:
    Net asset value at beginning of period...................    $  21.32  $    16.94    $ 13.10         $12.72

Income from Investment Operations:
    Net investment income....................................        0.04        0.10       0.14           0.04
    Net realized and unrealized gain on investments..........        4.70        4.61       3.95           0.34
                                                                 --------  ----------    -------         ------
    Total from Investment Operations.........................        4.74        4.71       4.09           0.38

Less Distributions:
    Net investment income and net realized short-term gains..      (0.04)       (0.14)     (0.18)            --
    Net realized long-term gains.............................      (0.27)       (0.19)     (0.07)            --
                                                                 --------  ----------    -------         ------
    Total distributions......................................      (0.31)       (0.33)     (0.25)            --
                                                                 --------  ----------    -------         ------
    Net asset value at end of period ........................    $  25.75      $21.32    $ 16.94         $13.10
                                                                 ========  ==========    =======         ======

Total Return.................................................      22.53%      28.14%     31.58%          3.23%

Ratios to Average Daily Net Assets:
    Expenses.................................................       0.95%       0.98%      1.10%(2)       1.10%(2,3)
    Net investment income....................................       0.23%       0.54%      0.81%(4)       1.20%(3,4)

Supplemental Data:
    Net assets at end of period (000)........................    $125,388     $94,354    $42,115         $4,235
    Portfolio turnover rate..................................      21.21%       7.94%     17.60%          0.73%

------------

(1) Commencement of operations.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
(3) Annualized.
(4) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.70% and 0.75% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.


                                              FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                                                       (INSTITUTIONAL SHARES)
                                                       NEW ACCOUNT APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
Send completed Application by overnight carrier to:     For assistance in completing this application please call:  1-800-553-8080,
   Flag Investors Funds                                 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).
   330 West 9th Street, First Floor
   Kansas City, MO  64105
   Attn:  Flag Investors Equity Partners Fund, Inc.
If you are paying by check, make check payable to "Flag Investors Equity Partners Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
------------------------------------------------------------------------------------------------------------------------------------
                                              Your Account Registration (Please Print)
                                              ----------------------------------------

Name on Account                                                           Mailing Address

--------------------------------------------                              ----------------------------------------------------------
Name of Corporation, Trust or Partnership                                 Name of Individual to Receive Correspondence

--------------------------------------------                              ----------------------------------------------------------
Tax ID Number                                                             Street
[ ]  Corporation  [ ]Partnership  [ ] Trust
[ ]  Non-Profit or Charitable Organization  [ ] Other__________           ----------------------------------------------------------
If a Trust, please provide the following:                                 City                         State      Zip
                                                                          (   )
                                                                          ----------------------------------------------------------
                                                                          Daytime Phone

------------------------------------------------------------------------------------------------------------------------------------
Date of Trust                                  For the Benefit of

------------------------------------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)
------------------------------------------------------------------------------------------------------------------------------------
                                                         Initial Investment
                                              ----------------------------------------


Indicate the amount to be invested and the method of payment:
__A. By Mail: Enclosed is a check in the amount of $______________ payable to Flag Investors Equity Partners Fund, Inc.
__B. By Wire:  A bank wire in the amount of  $______________ has been sent from ____________________________   _____________________
     Wire Instructions                                                                Name of Bank              Wire Control Number
      Follow the instructions below to arrange for a wire transfer for initial investment:
      o Send completed Application by overnight carrier to Flag Investors Funds at the address listed above.
      o Call 1-800-553-8080 to obtain new investor's Fund account number.
      o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
         IFTC
         a/c Flag Investors Funds
         Acct. # 7528353
         ABA #1010-0362-1
         Kansas City, Missouri  64105
       Please include the following information in the wire:
       o  Flag Investors Equity Partners Fund, Inc. -- Institutional Shares
       o  The amount to be invested
       o  "For further credit to _________________________________."
                                  (Investor's Fund Account Number)



------------------------------------------------------------------------------------------------------------------------------------
                                                        Distribution Options
                                              ----------------------------------------
Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional
Institutional Shares of the Fund.
            Income Dividends                           Capital Gains
            [ ] Reinvested in additional shares        [ ] Reinvested in additional shares
            [ ] Paid in cash                           [ ] Paid in cash
------------------------------------------------------------------------------------------------------------------------------------
                                                       Telephone Transactions
                                              ----------------------------------------

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges
(with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

            No, I do not want: [ ] Telephone redemption privileges   [ ] Telephone exchange privileges
                        Redemptions effected by telephone will be wired to the bank account designated below.
------------------------------------------------------------------------------------------------------------------------------------
                                                      Bank Account Designation
                                                  (This Section Must Be Completed)
                                              ----------------------------------------

Please attach a blank, voided check to provide account and bank routing information.

-------------------------------------------------------------------------------------------------------------------------
Name of Bank                                            Branch

-------------------------------------------------------------------------------------------------------------------------
Bank Address                                            City/State/Zip

-------------------------------------------------------------------------------------------------------------------------
Name(s) on Account

-------------------------------------------------------------------------------------------------------------------------
Account Number                                          A.B.A. Number                                                            A-1




                                                Signature and Taxpayer Certification
                                              ----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
    [ ] I certify that (1) the number shown above on this form is the correct Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
        ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    [ ] If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W- 9. You may request such form by calling the Transfer
        Agent at 800-553-8080.)
    [ ] Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:_________________________________________________
        Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
------------------------------------------------------------------------------------------------------------------------------------
I have received a copy of the Fund's prospectus.

------------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.                                      Date

------------------------------------------------------------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.                                      Date

                                            Person(s) Authorized to Conduct Transactions
                                           ----------------------------------------------

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any______ * of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to givem instructions regarding purchases and redemptions or make inquiries regarding the Account.

----------------------------------------------------------       ---------------------------------------------------------------
Name/Title                                                       Signature                                   Date

----------------------------------------------------------       ---------------------------------------------------------------
Name/Title                                                       Signature                                   Date

----------------------------------------------------------       ---------------------------------------------------------------
Name/Title                                                       Signature                                   Date

----------------------------------------------------------       ---------------------------------------------------------------
Name/Title                                                       Signature                                   Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC")
may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of
ICC.

* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.



------------------------------------------------------------------------------------------------------------------------------------
                                                      Certificate of Authority
                                         ----------------------------------------------

Investors must complete one of the following two Certificates of Authority.
Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I ___________________________, Secretary of the above-named investor, do hereby certify that at a meeting on
___________________________ , at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur, and (4) authorized the Secretary to certify that such resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form. Witness my hand and seal on behalf of the investor.
this ___day of _____________, _____ (Day/Mo./Yr.)     Secretary_____________________________________________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                          Date

Certificate B:  FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are the general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust agreement: (1) empowered the general partner/trustee executing this
Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                          Date

------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                          Date


                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202



           Sub-Advisor                                     Distributor
ALEX. BROWN INVESTMENT MANAGEMENT                    ICC DISTRIBUTORS, INC.
        One South Street                               Two Portland Square
    Baltimore, Maryland 21202                         Portland, Maine 04101



         Transfer Agent                              Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                   PRICEWATERHOUSECOOPERS LLP
        One South Street                              250 West Pratt Street
    Baltimore, Maryland 21202                       Baltimore, Maryland 21201
         1-800-553-8080



            Custodian                                     Fund Counsel
      BANKERS TRUST COMPANY                        MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                              1701 Market Street
    New York, New York 10006                    Philadelphia, Pennsylvania 19103

                             [Flag Investors Logo]
                              Flag Investors Funds
                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                 (800) 767-FLAG


You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http.//www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.






                                        Investment Company Act File No. 811-8886
                                                                          EPIPRS
                                                                         (10/99)

                       STATEMENT OF ADDITIONAL INFORMATION

                           -------------------------

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202


                           -------------------------


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.



                    Statement of Additional Information Dated
                                 October 1, 1999
                         relating to Prospectuses Dated
                                 October 1, 1999

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY................................................1
INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS.........................1

VALUATION OF SHARES AND REDEMPTION.............................................6

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS...........................7
MANAGEMENT OF THE FUND.........................................................9
INVESTMENT ADVISORY AND OTHER SERVICES........................................14
DISTRIBUTION OF FUND SHARES...................................................15
BROKERAGE.....................................................................19
CAPITAL STOCK.................................................................21
SEMI-ANNUAL REPORTS...........................................................21
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.............................22
INDEPENDENT ACCOUNTANTS.......................................................22
LEGAL MATTERS.................................................................22
PERFORMANCE INFORMATION.......................................................23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................24

FINANCIAL STATEMENTS..........................................................25

APPENDIX A...................................................................A-1

GENERAL INFORMATION AND HISTORY


         Flag Investors Equity Partners Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Equity Partners Fund Class A Shares (the "Class A Shares"), Flag Investors Equity Partners Fund Class B Shares (the "Class B Shares"), Flag Investors Equity Partners Fund Class C Shares ("Class C Shares") and Flag Investors Equity Partners Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Equity Partners Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

         Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on November 29, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on February 13, 1995. The Fund has offered the Institutional Shares since February 12, 1996 and the Class C Shares since October 28, 1998.

         Under a license agreement dated January 31, 1995 between the Fund and Alex. Brown & Sons Incorporated (predecessor to Deutsche Banc Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

         The Fund has the investment objective of seeking long-term growth of capital and, secondarily, current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in common stocks. The Fund may make other equity investments (including preferred stocks, convertible securities, warrants and other securities convertible into or exchangeable for common stocks). Under normal market conditions, the Fund will invest as fully as feasible in equity securities and at least 65% of the Fund's total assets will be so invested. There can be no assurance that the Fund's investment objective will be achieved.

         In addition, the Fund may invest up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or are unrated and of similar quality. A description of the rating categories of S&P and Moody's is set forth in Appendix A to this

Statement of Additional Information. Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.


         Additional information about certain of the Fund's investment policies and practices are described below.

Equity Securities

         Equity securities include common stocks, preferred stocks, warrants, and other securities that may be converted into or exchanged for common stocks. Common stocks are equity securities that represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends based on proportionate ownership. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.

         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.

Below Investment Grade Corporate Bonds

         The Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality non-convertible debt securities, securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities of comparable quality. Lower rated debt securities, also known as "junk bonds", are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions.

         Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal.

         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high-yield bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

         Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Repurchase Agreements


         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Foreign Investment Risk Considerations

         The Advisors may invest the Fund's assets in American Depositary Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the relative values of the dollar and other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments that could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. When the Fund invests directly in foreign securities, the expense ratio of the Fund can be expected to be higher than those of investment companies investing in domestic securities due to the additional cost of custody of foreign securities. When considering whether to invest in foreign equity or debt securities, the Advisor will consider the risk of foreign investment in addition to the criteria it applies to all investments in equity or debt securities, as described above.

Temporary Investments


         For temporary defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by agencies of the U.S. Government.


Rule 144A Securities


         The Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

         1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry); or

         2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies and instrumentalities.

         3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

         4. Invest in real estate or mortgages on real estate;

         5. Purchase or sell commodities or commodities contracts, including financial futures contracts;

         6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         7. Issue senior securities;

         8. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

         9. Effect short sales of securities;

         10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

         11. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

         12. Invest more than 10% of its net assets in illiquid securities (defined as securities that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund is carrying the securities), including securities that the Fund is restricted from selling to the public without registration under the Securities Act [excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A Securities") that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities].


VALUATION OF SHARES AND REDEMPTION


Valuation of Shares

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem shares by check or by wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

         In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Included among these requirements are the following:
(i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the shares. If any such gains are retained, the Fund will pay federal income tax thereon.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, distributions from the Fund generally will qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

         Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who
(1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State and Local Taxes

         The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman (10/27/26)

        Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor); and Director and Chairman, Virginia Hot Springs, Inc. (property management). Formerly, Managing Director, BT Alex. Brown Incorporated; and Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated).

*RICHARD T. HALE, Director (7/17/45)

        Managing Director, Deutsche Asset Management Americas; Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.

JAMES J. CUNNANE, Director (3/11/38)
        60 Seagate Drive, Unit P106, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993, and Director, The Arch Fund (registered investment company).

JOSEPH R. HARDIMAN, Director (5/27/37)

        8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; and Director, Wit Capital Group (registered broker dealer) and The Nevis Fund (registered investment company). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of

        Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated, 1985-1987; and General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1976-1985..

LOUIS E. LEVY, Director (11/16/32)

        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)

         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); and Director, Victory Funds (registered investment companies). Formerly, Director, AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance).

REBECCA W. RIMEL, Director (4/10/51)

         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103. President and Chief Executive Officer, The Pew Charitable Trusts (charitable funds); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and health management). Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, ESQ., Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604; Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, President (8/12/23)

        Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; and Director, Family Health International (non-profit research and education) and Research America (non-profit medical research). Formerly, Director, ATL and Spacelabs Medical Corp. (medical equipment); Trustee, Reed College (education) and Rockefeller Foundation; and Director, Merrill Lynch Cluster C Funds and Flag Investors/ISI/ and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. Fund Complex (registered investment companies).

AMY M. OLMERT, Secretary (5/14/63)

        Vice President, Deutsche Asset Management Americas since 1999; and Vice President, BT Alex. Brown Incorporated, 1997-1999. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1988-1997.

CHARLES A. RIZZO, Treasurer (8/5/57)
        Vice President and Department Head, Deutsche Asset Management Americas since 1999; and Vice President and Department Head, BT Alex. Brown Incorporated, 1998-1999. Formerly, Senior Manager,
        PricewaterhouseCoopers LLP 1993-1998.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
        Director, Deutsche Asset Management Americas since 1999; and Principal, BT Alex. Brown Incorporated, 1998-1999. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

--------------------
* Messrs. Semans and Hale are directors who are "interested persons" as defined in the Investment Company Act.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, advised, or administered by Deutsche Banc Alex. Brown Incorporated ("Deutsche Banc Alex. Brown") or its affiliates. There are currently 8 funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of four other funds in the Fund Complex. Messrs. Cunnane, Hardiman, Levy, McDonald and Vogt serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as a Director of 7 funds in the Fund Complex. Mr. Woolf serves as President of seven funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Hirsch serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Deutsche Banc Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management Americas or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Woolf, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds in direct proportion to their relative net assets. For the fiscal year ended May 31, 1999, Independent Directors' fees (including fees paid to the Fund's President) attributable to the assets of the Fund totaled approximately $14,458.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended May 31, 1999.

                                                         COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------

Name of Person, Position                 Aggregate Compensation          Pension or Retirement        Total Compensation
                                      From the Fund Payable to           Benefits Accrued as            from the Fund
                                    Directors for the Fiscal Year        Part of Fund Expenses         and Fund Complex
                                         Ended May 31, 1999                                           Payable to Directors
                                                                                                       in the Fiscal Year
                                                                                                       Ended May 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Truman T. Semans, Chairman(1)                      $ 0                           $ 0                          $ 0
Richard T. Hale, Director(1)                       $ 0                           $ 0                          $ 0
James J. Cunnane, Director                       $1,589(2)                       (3)          $39,000 for service on 13(4) Boards
                                                                                             in the Fund Complex
Joseph R. Hardiman, Director(5)                  $1,239                          (3)          $ 29,250 for service on 11(6) Boards
                                                                                             in the Fund Complex
John F. Kroeger, Director(7)                     $1,492                          (3)          $ 36,750 for service on 13(4) Boards
                                                                                             in the Fund Complex
Louis E. Levy, Director                          $1,892                          (3)          $ 46,500 for service on 13(4) Boards
                                                                                             in the Fund Complex
Eugene J. McDonald, Director                     $1,790(2)                       (3)          $ 44,000 for service on 13(4) Boards
                                                                                             in the Fund Complex
Rebecca W. Rimel, Director                       $1,614(2)                       (3)          $ 39,000 for service on 12(4,6) Boards
                                                                                             in the Fund Complex
Carl W. Vogt, Esq., Director                     $1,624(2)                       (3)          $ 39,000 for service on 13(4,6) Boards

-----------------
(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.
(2) All of the amounts payable to Ms. Rimel and Messrs. Cunnane, McDonald and Vogt were deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(3) The Fund Complex has adopted a Retirement Plan for eligible Directors and the Fund's President, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended May 31, 1999 was $1,675.
(4) One of these Funds ceased operations on July 28, 1998.
(5) Appointed to the Board on September 27, 1998.
(6) Ms. Rimel receives and Messrs. Vogt and Hardiman received (prior to their appointment or election as Director to all of the funds in the Fund Complex) proportionately higher compensation from each fund for which they serve as a Director.
(7) Retired, effective September 27, 1998. Deceased, November 26, 1998.

         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for the Fund's President and Directors who are not employees of the Fund, the Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which the he or she serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and Harry Woolf, the Fund's President, who retired as a Director effective December 31, 1996, who have qualified for the Retirement Plan by serving 13 and 14 years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Cunnane, 4 years; for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Ms. Rimel, 3 years; for Mr. Vogt, 3 years; and for Mr. Hardiman, 0 years.

         Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service            Chairmen of Audit and            Other Participants
                            Executive Committees

 6 years                            $ 4,900                       $ 3,900
 7 years                            $ 9,800                       $ 7,800
 8 years                            $14,700                       $11,700
 9 years                            $19,600                       $15,600
10 years or more                    $24,500                       $19,500

         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald, and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors Funds, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of 10 years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisors preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity (including trades of both clients and covered persons) do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.

INVESTMENT ADVISORY AND OTHER SERVICES

         On March 30, 1999, the Board of Directors of the Fund, including a majority of the Independent Directors, approved a new investment advisory agreement between the Fund and Investment Company Capital Corp ("ICC" or the "Advisor") and a new sub-advisory agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") in anticipation of the merger (the "Merger") between Deutsche Bank AG ("Deutsche Bank") and Bankers Trust Corporation ("Bankers Trust"). The Merger arguably assigned and, therefore, terminated the Fund's prior investment advisory and sub-advisory agreements on June 4, 1999. Under an exemptive order issued by the SEC, ICC and ABIM have been serving as the Fund's investment advisor and sub-advisor, respectfully, pursuant to the new advisory and sub-advisory agreements since June 4, 1999. If shareholders approve the new advisory and sub-advisory agreements at the Special Meeting of Shareholders to be held on October 7, 1999, they will continue in effect for an initial two year term. On June 4, 1999, Bankers Trust merged with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICC and other asset management affiliates of Deutsche Bank. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Deutsche Banc Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining limited partnership interest. ICC also serves as advisor and ABIM serves as sub-advisor to other funds in the Flag Investors family of funds.

         Under the Investment Advisory Agreement, ICC is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.

         As compensation for its services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee, based on the Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount in excess of $200 million.

         The Investment Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to ABIM for the last three fiscal years were as follows:

--------------------------------------------------------------------------------
                                   Year Ended
--------------------------------------------------------------------------------
Fees Paid To:        May 31, 1999       May 31, 1998           May 31, 1997
--------------------------------------------------------------------------------
ICC                   $2,864,847         $2,090,159             $853,103(1)
--------------------------------------------------------------------------------
ABIM                  $2,089,053         $1,535,410             $680,636(2)
--------------------------------------------------------------------------------

-------------
(1) Net of fee waivers of $141,648.

(2) Net of fee waivers of  $49,796.

        ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")

DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement ("Distribution Agreement") effective August 31, 1997 which provides for distribution of each class of shares..

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

        The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on September 28, 1999.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated upon 10 days' notice by either party and shall automatically terminate in the event of an assignment.

         In addition, with respect to the Class A, Class B and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as Deutsche Banc Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares. As compensation for providing distribution services as described above for Class C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class C Shares. In addition, with respect to the Class B and Class C Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the respective average daily net assets of the Class B and the Class C Shares. ICC receives no compensation for distributing the Institutional Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received aggregate fees in the following amounts:

--------------------------------------------------------------------------------
                                          Fiscal Year Ended May 31,
                               -------------------------------------------------
          Fee                         1999             1998             1997
--------------------------------------------------------------------------------
12b-1 Fee                           $871,064         $447,239(1)     $206,936(3)
--------------------------------------------------------------------------------
Shareholder Servicing Fee           $101,631         $51,052(2)       $65,473(3)
(Class B Shares)
--------------------------------------------------------------------------------
Shareholder Servicing Fee            $1,324             N/A             N/A
(Class C Shares)
--------------------------------------------------------------------------------

----------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $110,677 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $336,562.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $11,761 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $39,291.
(3) Fees received by Alex. Brown, the Fund's distributor for the fiscal year ended May 31, 1997.

         Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted plans of distribution for each of its classes of Shares (except the Institutional Shares). Under each plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 28, 1999.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICC Distributors pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

General Information

         The Fund's distributor received commissions on the sale of Class A Shares and contingent deferred sales charges on Class B and Class C Shares and retained from such commissions and sales charges the following amounts.

------------------------------------------------------------------------------------------------------------------------
                                                 Fiscal Year Ended May 31,
------------------------------------------------------------------------------------------------------------------------
                                           1999                            1998                           1997
------------------------------------------------------------------------------------------------------------------------
        Class                   Received        Retained         Received        Retained       Received        Retained
------------------------------------------------------------------------------------------------------------------------
Class A Commissions             $431,662           $0           $571,016(1)     $536,314(3)    $404,583(5)     $383,114(5)
------------------------------------------------------------------------------------------------------------------------
Class B Contingent
Deferred Sales
Charge                          $420,883           $0           $648,704(2)     $632,376(4)    $318,224(5)     $313,208(5)
------------------------------------------------------------------------------------------------------------------------
Class C Contingent               $29,085           $0               N/A             N/A            N/A             N/A
Deferred Sales
Charge
------------------------------------------------------------------------------------------------------------------------

--------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $111,345 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $459,671.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $188,711 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $459,993.
(3) Of commissions received, Alex. Brown retained $106,124 and ICC Distributors retained $431,090, respectively.
(4) Of sales charges retained, Alex. Brown retained $183,389 and ICC Distributors retained $448,987, respectively.

(5) By Alex. Brown, the Fund's distributor for the fiscal year ended May 31, 1997.

         The Fund will pay all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICC or ABIM.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE


         ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

----------------------------------------------------------------------------------------------------------------
                                                              Fiscal Year Ended May 31,
----------------------------------------------------------------------------------------------------------------
                                          1999                          1998                          1997
----------------------------------------------------------------------------------------------------------------
Transactions Directed                 $168,139,103                  $127,658,887                   $84,859,723
----------------------------------------------------------------------------------------------------------------
Commissions Paid                        $305,094                      $249,526                      $ 168,045
----------------------------------------------------------------------------------------------------------------

         The increasing amounts of commissions reflects the growth of the Fund.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of May 31, 1999, the Fund held a 4.50% repurchase agreement issued by Goldman Sachs & Co. valued at $50,191,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.


CAPITAL STOCK

         The Fund is authorized to issue 90 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Equity Partners Fund Class A Shares, Flag Investors Equity Partners Fund Class B Shares, Flag Investors Equity Partners Fund Class C Shares and Flag Investors Equity Partners Fund Institutional Shares. The Flag Investors Equity Partners Fund Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Deutsche Banc Alex. Brown. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company, 130 Liberty Street, New York, New York 10006, serves as custodian of the Fund's investments. Bankers Trust Company receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust Company and the Fund. For the fiscal year ended May 31, 1999, Bankers Trust Company was paid $55,913 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $16.07 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended May 31, 1999, such fees totaled $145,421.

         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.


Average Daily Net Assets                                  Incremental Fee
------------------------                                  ---------------
0 - $10,000,000                                         $13,000 (fixed fee)

$10,000,000 - $20,000,000                                            0.100%
$20,000,000 - $30,000,000                                            0.080%
$30,000,000 - $40,000,000                                            0.060%
$40,000,000 - $50,000,000                                            0.050%
$50,000,000 - $60,000,000                                            0.040%
$60,000,000 - $70,000,000                                            0.030%
$70,000,000 - $100,000,000                                           0.020%
$100,000,000 - $500,000,000                                          0.015%
$500,000,000 - $1,000,000,000                                        0.005%
over $1,000,000,000                                                  0.001%

         For the fiscal years ended May 31, 1999, 1998, and 1997 ICC received accounting fees of $94,427, $77,864 and $55,940, respectively.

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.

LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years (1, 5 or 10)

     ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods
           (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to use or submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or the later commencement of operations of a series or class) commenced operations.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended May 31, 1999 were as follows:

                   ---------------------------------------------------------------------------------------------
                                      One-Year Period                                  Since Inception*
                                     Ended May 31, 1999
-----------------------------------------------------------------------------------------------------------------
Class                  Ending                   Average Annual          Ending                 Average Annual
                       Redeemable               Total Return            Redeemable             Total Return
                       Value                                            Value
-----------------------------------------------------------------------------------------------------------------
Class A                   $1,223                   16.81%                $2,716                    24.86%
-----------------------------------------------------------------------------------------------------------------
Class B                   $1,174                   17.39%                $2,614                    25.08%
-----------------------------------------------------------------------------------------------------------------
Institutional             $1,226                   22.57%                $2,707                    25.90%
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                                       Since Inception*
------------------------------------------------------------------
Class                   Ending                Total Return
                        Redeemable
                        Value
------------------------------------------------------------------
Class C                  $1,331                   33.06%
------------------------------------------------------------------
-------------------
*February 13, 1995 for Class A and B Shares; February 12, 1996 for Institutional Shares; and October 28, 1998 for Class C Shares.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 500 Stock Index and other market indices such as NASDAQ and the Wilshire 5000, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. In the fiscal year ended May 31, 1999 the Fund's portfolio turnover rate was 21.21% and in the fiscal year ended May 31, 1998, the Fund's portfolio turnover rate was 7.94%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons held beneficially or of record 5% or more of the outstanding shares of a class of the Fund, as of September 2, 1999*:

---------------------------------------------------------------------------------------------------------
                                    Owned of       Beneficially
           Name and Address          Record            Owned           Percentage of Ownership
---------------------------------------------------------------------------------------------------------
Bankers Trust Corp & Affil 401K                          X            12.37% of Class A Shares
Savings Plan
The Partnershare Plan of
Bankers Trust NY Corp & Affil
100 Plaza One
Jersey City, NJ  07311-3999
---------------------------------------------------------------------------------------------------------
BT Alex. Brown Incorporated                              X            5.64% of Class A Shares
FBO 223-05575-10
P.O. Box 1346
Baltimore, MD  21203-1346
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
BT Alex. Brown Inc                                       X            6.98% of Institutional Shares
FBO 259-11251-13
P.O. Box 1346
Baltimore, MD  21203-1346
---------------------------------------------------------------------------------------------------------
BT Alex. Brown Inc                                       X            6.95% of Institutional Shares
FBO 210-90710-15
P.O. Box 1346
Baltimore, MD  21203-1346
---------------------------------------------------------------------------------------------------------
BT Alex. Brown Inc                                       X            5.84% of Institutional Shares
FBO 210-23281-15
P.O. Box 1346
Baltimore, MD  21203-1346
---------------------------------------------------------------------------------------------------------

----------
*As of such date, Deutsche Banc Alex. Brown Incorporated owned less than 5% of the Fund's total outstanding Shares.

         As of September 2, 1999, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding shares.

FINANCIAL STATEMENTS

         See next page.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                           May 31, 1999



   Shares                                                         Market Value
--------------------------------------------------------------------------------

COMMON STOCK: 90.3%

Banking: 1.7%
   195,000          Wells Fargo Company .......................     $ 7,800,000
                                                                    -----------

Basic Industry: 1.0%
   216,000          Georgia Gulf Corporation ..................       3,226,500
   100,000          Olin Corporation ..........................       1,325,000
                                                                    -----------
                                                                      4,551,500
                                                                    -----------
Business Services: 0.9%
    90,000          First Data Corporation ....................       4,044,375
                                                                    -----------
Consumer Durables/Non - Durables: 11.7%
   959,100          Blyth Industries, Inc.(1) .................      26,854,803
   240,500          Callaway Golf .............................       3,953,219
   250,000          Ford Motor Company ........................      14,265,625
   207,500          Philip Morris Companies, Inc. .............       8,001,719
   115,000          Richfood Holdings, Inc. ...................       1,473,437
                                                                    -----------
                                                                     54,548,803
                                                                    -----------
Consumer Services: 19.5%
   338,000          America Online, Inc.(1) ...................      40,348,754
   853,950          Cendant Corporation(1) ....................      15,744,703
    50,000          Gannett Company, Inc. .....................       3,612,500
   917,520          Mattel, Inc. ..............................      24,256,935
   322,500          Sinclair Broadcasting -- Group A(1) .......       4,474,688
    36,000          Times Mirror Co. -- Class A ...............       2,121,750
                                                                    -----------
                                                                     90,559,330
                                                                    -----------
Defense/Aerospace: 1.0%
   117,400          Lockheed Martin Corporation ...............       4,747,362
                                                                    -----------
Energy: 0.9%
   120,000          Midamerican Energy Hldgs.(1) ..............       4,050,000
                                                                    -----------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                                May 31, 1999



 Shares                                                            Market Value
--------------------------------------------------------------------------------

COMMON STOCK (continued)


Financial Services: 7.8%
    60,200          American Express Company .....................  $ 7,295,487
   131,042          Associates First Capital Corp. -- Class A ....    5,372,722
   181,500          Citigroup, Inc. ..............................   12,024,375
   108,000          Freddie Mac ..................................    6,297,750
    72,000          Transamerica Corp. ...........................    5,283,000
                                                                    -----------
                                                                     36,273,334
                                                                    -----------
Health Care Services: 8.3%
   254,000          Amgen, Inc.(1) ...............................   16,065,500
    80,000          Cardinal Health, Inc. ........................    4,830,000

   220,000          Columbia/HCA Healthcare Corporation ..........    5,183,750

    41,000          Johnson & Johnson ............................    3,797,625
   110,000          Wellpoint Health Networks, Inc.(1) ...........    9,068,125
                                                                    -----------
                                                                     38,945,000
                                                                    -----------
Hotels/Gaming: 2.4%
   530,000          Harrah's Entertainment, Inc.(1) ..............   11,461,250
                                                                    -----------
Housing: 4.1%
   516,900          Champion Enterprises, Inc.(1) ................   10,564,150
   148,300          USG Corporation ..............................    8,397,487
                                                                    -----------
                                                                     18,961,637
                                                                    -----------
Insurance: 6.9%
   670,387          Conseco, Inc. ................................   20,488,707
   188,908          XL Limited-- Class A .........................   11,487,968
                                                                    -----------
                                                                     31,976,675
                                                                    -----------
Multi-Industry: 5.1%
   164,000          American Standard Companies, Inc.(1) .........    7,585,000
     4,000          Berkshire Hathaway-- Class B(1) ..............    9,272,000
    57,000          Loews Corp. ..................................    4,634,812
    35,600          United Technologies Corporation ..............    2,209,425
                                                                    -----------
                                                                     23,701,237
                                                                    -----------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                            May 31, 1999



Shares/Par (000)                                                   Market Value
--------------------------------------------------------------------------------

COMMON STOCK (concluded)


Retail: 1.4%
   425,000          Kmart Corporation(1) ......................... $  6,534,375
                                                                   ------------

Technology: 9.7%
   257,500          Cognex Corporation1 ..........................    6,920,312
   172,000          International Business Machines Corporation ..   20,005,750
   490,300          Novell Inc.(1) ...............................   11,522,050
   119,000          Xerox Corporation ............................    6,686,312
                                                                   ------------
                                                                     45,134,424
                                                                   ------------

Telecommunications: 3.2%
   174,146          MCI Worldcom, Inc.(1) ........................   15,041,861
                                                                   ------------
Transportation: 4.7%
   339,800          Canadian National Rail Co. ...................   21,747,204
                                                                   ------------
                    Total Common Stock
                     (Cost $260,122,176) .........................  420,078,367
                                                                   ------------
REPURCHASE AGREEMENT: 10.8%
   $50,191          Goldman Sachs & Co., 4.50%
                    Dated 5/28/99, to be repurchased
                    on 6/1/99 at $50,216,096,
                    collateralized by U.S. Treasury Note
                    with a market value of $24,276,904 and
                    U.S. Treasury Note with a market value
                    of $26,918,460.
                    (Cost $50,191,000) ...........................   50,191,000
                                                                   ------------
Total Investments
 (Cost $310,313,176)(2) .................................  101.1%  $470,269,367
Liabilities in Excess of Other Assets ...................  (1.1)%    (4,886,906)
                                                           ------  ------------
Net Assets--100.0% ......................................  100.0%  $465,382,461
                                                           ======  ============

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                               May 31, 1999



   Shares                                                         Market Value
--------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per:
  Class A Share
    ($283,950,179 divided by 11,059,354 shares) .............       $25.68
                                                                    ======
  Class B Share
    ($52,602,990 divided by 2,080,403 shares) ...............       $25.29(3)
                                                                    ======
  Class C Share
    ($3,440,816 divided by 136,145 shares) ..................       $25.27(4)
                                                                    ======
  Institutional Share
    ($125,388,476 divided by 4,868,511 shares) ..............       $25.75
                                                                    ======
Maximum Offering Price Per:
  Class A Share
    ($25.68 divided by .955) ................................       $26.89
                                                                    ======

  Class B Share .............................................       $25.29
                                                                    ======
  Class C Share .............................................       $25.27
                                                                    ======
  Institutional Share .......................................       $25.75
                                                                    ======
(1)  Non-income producing security.
(2)  Also aggregate cost for federal tax purposes.
(3) Redemption value is $24.28 following a 4% maximum contingent deferred sales charge.
(4) Redemption value is $25.02 following a 1% maximum contingent deferred sales charge.

                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Operations


                                                                     For the
                                                                    Year Ended
                                                                      May 31,
--------------------------------------------------------------------------------
                                                                       1999

Investment Income:
   Dividends ................................................     $ 3,116,912
   Interest .................................................       1,187,579
   Less: Foreign taxes withhold .............................         (22,551)
                                                                  -----------
        Total income ........................................       4,281,940
                                                                  -----------
Expenses:
   Investment advisory fee ..................................       2,864,847
   Distribution fees ........................................         974,019
   Transfer agent fee .......................................         145,421
   Professional fees ........................................         138,444
   Accounting fee ...........................................          94,427
   Registration fees ........................................          79,325
   Custodian fee ............................................          55,913
   Directors' fees ..........................................          14,458
   Miscellaneous ............................................          63,527
                                                                  -----------
        Total expenses ......................................       4,430,381
                                                                  -----------
   Expenses in excess of income .............................        (148,441)
                                                                  -----------
Realized and unrealized gain on investments:
   Net realized gain from security transactions .............      14,945,270
   Change in unrealized appreciation/depreciation
     of investments .........................................      66,359,649
                                                                  -----------
        Net gain on investments .............................      81,304,919
                                                                  -----------
Net increase in net assets resulting from operations ........     $81,156,478
                                                                  ===========



                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statements of Changes in Net Assets




                                                   For the Years Ended May 31,
--------------------------------------------------------------------------------
                                                         1999           1998

Increase in Net Assets:
Operations:
   Net investment income/(expenses
     in excess of income) .......................  $   (148,441)   $    713,905
   Net realized gain from security transactions .    14,945,270       5,232,557
   Change in unrealized appreciation/
     depreciation of investments ................    66,359,649      54,454,890
                                                   ------------    ------------
   Net increase in net assets resulting
     from operations ............................    81,156,478      60,401,352
                                                   ------------    ------------
Distributions to Shareholders from:
   Net investment income and net realized
   short-term gains:
     Class A Shares .............................       (93,263)       (752,668)
     Class B Shares .............................            --         (42,361)
     Class C Shares .............................            --              --
     Institutional Shares .......................       (58,366)       (517,867)
   Net realized long-term gains:
     Class A Shares .............................    (2,930,694)     (1,489,329)
     Class B Shares .............................      (498,363)       (268,284)
     Class C Shares .............................          (394)             --
     Institutional Shares .......................    (1,271,314)       (755,157)
                                                   ------------    ------------
       Total distributions ......................    (4,852,394)     (3,825,666)
                                                   ------------    ------------
Capital Share Transactions:
   Proceeds from sale of shares .................   116,694,761     123,536,819
   Value of shares issued in
     reinvestment of dividends ..................     4,540,061       3,468,071
   Cost of shares repurchased ...................   (61,943,145)    (24,608,945)
                                                   ------------    ------------
   Increase in net assets derived from capital
     share transactions .........................    59,291,677     102,395,945
                                                   ------------    ------------
   Total increase in net assets .................   135,595,761     158,971,631

Net Assets:
   Beginning of year ............................   329,786,700     170,815,069
                                                   ------------    ------------
   End of year (including distributions in excess
     of net investment income of $(17,473) and
     undistributed net investment income of
     $55,727, respectively) .....................  $465,382,461    $329,786,700
                                                   ============    ============

                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND

---------------------------------------------------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)

                                                                                                           For the Period
                                                                                                           Feb. 13, 1995(1)
                                                                      For the Years Ended May 31,          through May 31,
---------------------------------------------------------------------------------------------------------------------------
                                                              1999         1998         1997        1996        1995
Per Share Operating Performance:
   Net asset value at beginning of period ...............  $   21.29    $  16.93     $  13.09    $  10.77     $  10.00
                                                           ---------    --------     --------    --------     --------
Income from Investment Operations:
   Net investment income/(expenses in excess of income) .      (0.01)       0.05         0.08        0.17         0.12
   Net realized and unrealized gain on investments ......       4.70        4.60         3.96        2.29         0.65
                                                           ---------    --------     --------    --------     --------
   Total from Investment Operations .....................       4.69        4.65         4.04        2.46         0.77
Less Distributions:
   Net investment income and net realized short-term
    gains ...............................................      (0.03)      (0.10)       (0.13)      (0.14)          --
   Net realized long-term gains .........................      (0.27)      (0.19)       (0.07)         --           --
                                                           ---------    --------     --------    --------     --------
   Total distributions ..................................      (0.30)      (0.29)       (0.20)      (0.14)          --
                                                           ---------    --------     --------    --------     --------
   Net asset value at end of period .....................  $   25.68    $  21.29     $  16.93    $  13.09     $  10.77
                                                           =========    ========     ========    ========     ========
Total Return(2) .........................................      22.31%      27.76%       31.17%      23.05%        7.70%
Ratios to Average Daily Net Assets:
   Expenses(3) ..........................................       1.20%       1.24%        1.35%       1.35%        1.35%(5)
   Net investment income/(expenses in excess
    of income)(4) .......................................      (0.02)%      0.29%        0.61%       1.52%        3.74%(5)
Supplemental Data:
   Net assets at end of period (000) ....................   $283,950    $198,387     $113,030     $64,230      $38,612
   Portfolio turnover rate ..............................      21.21%       7.94%       17.60%       0.73%          --


------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48%, 1.77% and 3.76% (annualized) for the years ended May 31, 1997 and 1996 and for the period ended May 31, 1995, respectively.
(4) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48%, 1.10% and 1.33% (annualized) for the years ended May 31, 1997 and 1996 and for the period ended May 31, 1995, respectively.
(5) Annualized.

                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND

---------------------------------------------------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                                                                                           For the Period
                                                                                                           Feb. 13, 1995(1)
                                                                      For the Years Ended May 31,          through May 31,
---------------------------------------------------------------------------------------------------------------------------
                                                              1999         1998         1997        1996        1995
Per Share Operating Performance:
   Net asset value at beginning of period .............    $   21.10    $  16.84     $  13.03    $  10.75     $  10.00
                                                           ---------    --------     --------    --------     --------
Income from Investment Operations:
   Net investment income/
     (expenses in excess of income) ...................        (0.14)      (0.06)       (0.04)       0.07         0.07
   Net realized and unrealized gain on
     investments ......................................         4.60        4.54         3.96        2.31         0.68
                                                           ---------    --------     --------    --------     --------
   Total from Investment Operations ...................         4.46        4.48         3.92        2.38         0.75
Less Distributions:
   Net investment income and
     net realized short-term gains ....................           --       (0.03)       (0.04)      (0.10)          --
   Net realized long-term gains .......................        (0.27)      (0.19)       (0.07)         --           --
                                                           ---------    --------     --------    --------     --------
   Total distributions ................................        (0.27)      (0.22)       (0.11)      (0.10)          --
                                                           ---------    --------     --------    --------     --------
   Net asset value end of period ......................    $   25.29    $  21.10     $  16.84    $  13.03     $  10.75
                                                           =========    ========     ========    ========     ========
Total Return(2) .......................................        21.39%      26.81%       30.28%      22.17%        7.50%
Ratios to Average Daily Net Assets:
   Expenses(3) ........................................         1.95%       1.98%        2.10%       2.10%        2.10%(5)
   Net investment income/(expenses in excess of
     income(4) ........................................        (0.77)%     (0.47)%      (0.16)%      0.71%        1.97%(5)
Supplemental Data:
   Net assets at end of period (000) ..................    $  52,603     $37,046      $15,670      $5,302       $2,159
   Portfolio turnover rate ............................        21.21%       7.94%       17.60%       0.73%          --


------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997 and 1996 and for the period ended May 31, 1995, respectively.
(4) Without the waiver of advisory fees , the ratio of net investment income/(expenses in excess of income) to average daily net assets would have been (0.28)%, 0.29% and (0.15%) (annualized) for the years ended May 31, 1997 and 1996, and for the period ended May 31, 1995, respectively.
(5) Annualized.


                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)

                                                               For the Period
                                                              Oct. 28, 1998(1)
                                                                  through
                                                                  May 31,
--------------------------------------------------------------------------------
                                                                   1999

Per Share Operating Performance:
   Net asset value at beginning of period .................    $   19.09
                                                               ---------
Income from Investment Operations:
   Expenses in excess of income ...........................        (0.03)
   Net realized and unrealized gain on investments ........         6.48
                                                               ---------
   Total from Investment Operations .......................         6.45
Less Distributions:
   Net realized long-term gains ...........................        (0.27)
                                                               ---------
   Total distributions ....................................        (0.27)
                                                               ---------
   Net asset value at end of period .......................    $   25.27
                                                               =========
Total Return(2) ...........................................        34.06%
Ratios to Average Daily Net Assets:
   Expenses ...............................................         1.85%(3)
   Expenses in excess of income ...........................        (0.73)%(3)
Supplemental Data:
   Net assets at end of period (000) ......................    $   3,441
   Portfolio turnover rate ................................        21.21%


------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.


                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND

-------------------------------------------------------------------------------------------------------------------
Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)

                                                                                                   For the Period
                                                                                                   Feb. 12, 1996(1)
                                                              For the Years Ended May 31,          through May 31,
-------------------------------------------------------------------------------------------------------------------
                                                             1999         1998        1997              1996
Per Share Operating Performance:
   Net asset value at beginning
     of period ........................................    $   21.32    $  16.94     $  13.10        $  12.72
                                                           ---------    --------     --------        --------
Income from Investment Operations:
   Net investment income ..............................         0.04        0.10         0.14            0.04
   Net realized and unrealized
     gain on investments ..............................         4.70        4.61         3.95            0.34
                                                           ---------    --------     --------        --------
   Total from Investment Operations ...................         4.74        4.71         4.09            0.38
Less Distributions:
   Net investment income and net
     realized short-term gains ........................        (0.04)      (0.14)       (0.18)             --
   Net realized long-term gains .......................        (0.27)      (0.19)       (0.07)             --
                                                           ---------    --------     --------        --------
   Total Distributions ................................        (0.31)      (0.33)       (0.25)             --
                                                           ---------    --------     --------        --------
   Net asset value at end of period ...................    $   25.75    $  21.32     $  16.94        $  13.10
                                                           =========    ========     ========        ========
Total Return ..........................................        22.53%      28.14%       31.58%           3.23%
Ratios to Average Daily Net Assets:
   Expenses(2) ........................................         0.95%       0.98%        1.10%           1.10%(4)
   Net investment income(3) ...........................         0.23%       0.54%        0.81%           1.20%(4)
Supplemental Data:
   Net assets at end of period (000) ..................     $125,388     $94,354      $42,115         $ 4,235
   Portfolio turnover rate ............................        21.21%       7.94%       17.60%           0.73%

------------
(1) Commencement of operations.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.70% and 0.75% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
(4) Annualized.


                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements


NOTE 1 -- Significant Accounting Policies

         Flag Investors Equity Partners Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 31, 1994 and began operations February 13, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. Its objective is to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

         The Fund consists of four share classes: Class A Shares and Class B Shares, which both began operations February 13, 1995, Class C Shares which began operations October 28, 1998 and Institutional Shares, which began operations February 12, 1996.

         The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge, the Class B Shares have a 4.00% maximum contingent deferred sales charge and the Class C Shares have a 1.00% maximum contingent deferred sales charge. In addition each of the classes has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

         When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

         A. Security Valuation -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 1 -- concluded

         B. Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

         C. Federal Income Taxes -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

                  The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

         D. Securities Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began investment activities.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

         Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

         For the year ended May 31, 1999 ICC's advisory fee was $2,864,847 of which $304,759 was payable at the end of the period.

         ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended May 31, 1999, ICC's fee was $94,427 of which $9,336 was payable at the end of the period.

         ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended May 31, 1999, ICC's fee was $145,421 of which $35,747 was payable at the end of the period.

         Bankers Trust Company, an affiliate of ICC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee. For the year ended May 31, 1999, Bankers Trust's fee was $55,913 of which $8,518 was payable at the end of the period.

         Certain officers and directors of the Fund are also officers or directors of ICC.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 2 -- concluded

         Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

         The Fund did not pay BT Alex. Brown any commissions for the year ended May 31, 1999.

         ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee that is calculated daily and paid monthly at the following annual rates; 0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee. Distribution fee expenses for the year ended May 31, 1999 amounted to $562,203, $406,522, and $5,294 for Class A, Class B, and Class C Shares, respectively, of which $60,769, $44,523 and $2,291 was payable at the end of the period.

         The Fund complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended May 31, 1999 was $1,675, and the accrued liability was $6,932.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


NOTE 3 -- Capital Share Transactions

         The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A, 15 million Class B, 15 million Class C, 15 million Institutional and 5 million undesignated). Transactions in shares of the Fund as follows:

                                                           Class A Share
                                                  ------------------------------
                                                     For the         For the
                                                   Year Ended       Year Ended
                                                  May 31, 1999     May 31, 1998
                                                  ------------     -------------
Shares sold ....................................    3,166,847         3,375,853
Shares issued to shareholders on
   reinvestment of dividends ...................      132,532           117,061
Shares redeemed ................................   (1,557,812)         (852,542)
                                                  -----------       -----------
Net increase in shares outstanding .............    1,741,567         2,640,372
                                                  ===========       ===========
Proceeds from sale of shares ...................  $67,677,756       $66,318,519
Value of reinvested dividends ..................    2,838,498         2,136,952
Cost of shares redeemed ........................  (33,714,414)      (16,794,448)
                                                  -----------       -----------
Net increase from capital share
   transactions ................................  $36,801,840       $51,661,023
                                                  ===========       ===========


                                                           Class B Shares
                                                  ------------------------------
                                                     For the         For the
                                                   Year Ended       Year Ended
                                                  May 31, 1999     May 31, 1998
                                                  ------------     -------------
Shares sold ....................................      563,765           860,902
Shares issued to shareholders on
   reinvestment of dividends ...................       22,835            16,617
Shares redeemed ................................     (261,968)          (52,451)
                                                  -----------       -----------
Net increase in shares outstanding .............      324,632           825,068
                                                  ===========       ===========
Proceeds from sale of shares ...................  $12,547,072       $16,336,267
Value of reinvested dividends ..................      482,952           302,586
Cost of shares redeemed ........................   (5,608,819)       (1,036,796)
                                                  -----------       -----------
Net increase from capital share
   transactions ................................  $ 7,421,205       $15,602,057
                                                  ===========       ===========

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 3 -- continued


                                                                 Class C Shares
                                                                ----------------
                                                                 For the Period
                                                                Oct. 28, 1998(1)
                                                                    through
                                                                  May 31, 1999
                                                                ----------------
Shares sold ...............................................            137,892
Shares issued to shareholders on
   reinvestment of dividends ..............................                 16
Shares redeemed ...........................................             (1,763)
                                                                    ----------
Net increase in shares
   outstanding ............................................            136,145
                                                                    ==========
Proceeds from sale of shares ..............................         $3,342,768
Value of reinvested dividends .............................                336
Cost of shares redeemed ...................................            (39,485)
                                                                    ----------
Net increase from capital share
   transactions ...........................................         $3,303,619
                                                                    ==========


                                                       Institutional Shares
                                                   ----------------------------
                                                       For the       For the
                                                     Year Ended     Year Ended
                                                    May 31, 1999   May 31, 1998
                                                   -------------   ------------
Shares sold                                          1,542,660       2,238,106
Shares issued to shareholders on
   reinvestment of dividends                            56,796          56,263
Shares redeemed                                     (1,157,545)       (353,873)
                                                  ------------     -----------
Net increase in shares outstanding                     441,911       1,940,496
                                                  ============     ===========

Proceeds from sale of shares                      $ 33,127,165     $40,882,033
Value of reinvested dividends                        1,218,275       1,028,533
Cost of shares redeemed                            (22,580,427)     (6,777,701)
                                                  ------------     -----------
Net increase from capital
   share transactions                             $ 11,765,013     $35,132,865
                                                  ============     ===========
-----------
(1) Commencement of operations.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)


NOTE 3 -- concluded

         At May 31, 1999, the amounts payable for fund shares redeemed amounted to $145,009, of which $75,187 were attributable to the Class A Shares and $69,822 were attributable to the Class B Shares.

NOTE 4 -- Investment Transactions

         Excluding short-term obligations, purchases of investment securities aggregated $96,050,023 and sales of investment securities aggregated $72,089,080 for the year ended May 31, 1999. At May 31, 1999, the payable for securities purchased was $7,042,157.

         On May 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $169,352,861 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $9,396,670.

NOTE 5 -- Net Assets

         On May 31, 1999, net assets consisted of:

Paid-in capital:
  Class A Shares ...............................................  $168,607,833
  Class B Shares ...............................................    35,448,850
  Class C Shares ...............................................     3,302,028
  Institutional Shares .........................................    83,482,159
Accumulated net realized gain from security transactions .......    14,602,873
Unrealized appreciation of investments .........................   159,956,191
Distributions in excess of net investment income ...............       (17,473)
                                                                  ------------
                                                                  $465,382,461
                                                                  ============
NOTE 6 -- Subsequent Event

         On June 4, 1999, Bankers Trust Corporation merged with Deutsche Bank AG. As a result, Deutsche Bank AG became the parent company to ICC, investment advisor to the Fund, and a control person of ABIM, subadvisor to the Fund. Deutsche Bank AG, as ICC's new parent company, controls its operations as investment advisor. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level. Shareholders will be asked to vote whether to approve new advisory and subadvisory contracts at a shareholder's meeting to be held October 8, 1999.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Equity Partners Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Equity Partners Fund, Inc. (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 14, 1999

                                   APPENDIX A

           DESCRIPTION OF CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

               S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Moody's Commercial Paper Ratings

               Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship that exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.

Moody's Investors Services, Inc.'s corporate bond ratings:

               Aaa - Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

               A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa - Considered as medium-grade obligations i.e., neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


               Ba - Judged to have speculative elements; future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


               B - Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa - Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

               Ca - Speculative in a high degree. Often in default or have other marked shortcomings.

               C - The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

               AAA - The highest rating assigned by Standard & Poor's to a debt obligation. Indicates an extremely strong capacity to pay principal and interest.

               AA - High-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances differs from AAA issues only to a small degree.

               A - A strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

               BBB - Regarded as having an adequate capacity to pay interest and repay principal. Normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

               Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

               The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

               Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on a obligation are jeopardized.